Exhibit 99.1

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3 Safe Harbor Statement ADVENTRX cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause ADVENTRX's results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that ADVENTRX will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals and milestones; the risk that preclinical results are not indicative of the success of subsequent clinical trials and the results of pending clinical trials; the risk the FDA determines ADVENTRX's product candidates are not bioequivalent to the applicable reference product; difficulties or delays in developing, manufacturing, obtaining regulatory approval for and marketing ADVENTRX's product candidates; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for ADVENTRX's product candidates; patent and non-patent exclusivity covering Navelbine(r) and Taxotere(r); and other risks and uncertainties more fully described in ADVENTRX's press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX's public filings with the Securities and Exchange Commission are available at http://www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ADVENTRX does not intend to update any forward-looking statement as set forth in this presentation to reflect events or circumstances arising after the date on which it was made.

5 Corporate Overview ANX-530 (vinorelbine emulsion) ANX-514 (docetaxel emulsion) ANX-510 (CoFactor(r)) Two novel formulations of currently marketed chemotherapy drugs potentially on the market by 2010 Represent combined market opportunity in excess of $3 Billion Two New Drug Applications (NDA's) potentially on file in 2009 Third oncology product candidate, CoFactor(r), addresses market opportunity in excess of $500 Million

7 7 ADVENTRX Lead Product Candidates 2008 - 2010 Goals

9 9 ANX-530 (vinorelbine emulsion) Vinorelbine (Navelbine(r)) is an injectable chemotherapeutic drug Despite narrow label & generic pricing, worldwide sales in excess of $200 million Based on recent clinical data, we believe the market for vinorelbine-based treatments both in the U.S. & abroad will increase Vinorelbine has several side effects and limitations Injection site reactions occur in one-third of patients Reactions cause administration challenges for nurses and patients ANX-530 is a novel formulation of vinorelbine, designed to reduce the incidence and severity of injection site reactions

11 11 Registrational bioequivalence clinical study complete Primary endpoint met, pharmacokinetic equivalence observed between ANX-530 & Navelbine In post-hoc analyses, ANX-530 showed a statistically significant reduction in injection site reactions (when compared to Navelbine) NDA submission anticipated around end of 2008; potential market launch in 2009 Market research indicates a preference for a formulation of vinorelbine that reduces or eliminates injection site reactions while providing comparable efficacy Premium pricing strategy could substantially increase existing market opportunity ANX-530 (vinorelbine emulsion) ANX-530 (vinorelbine emulsion) ANX-530 is a novel formulation of vinorelbine, designed to reduce the incidence and severity of injection site reactions

13 ANX-530 Preclinical Results Lower Vein Irritation, Erythema & Edema Vinorelbine ANX-530 Vinorelbine: Due to the severity of toxicity, some of the animals could not receive either the second or third injections at certain doses, but were still analyzed for toxicity after each injection period. *High dose Vinorelbine group received 1st injection only. Low and medium dose Vinorelbine group could not receive the 3rd injection.

15 ANX-530 Preclinical Results Ear Vein Histopathology ANX-530 exhibited markedly less ear vein histopathological toxicity in preclinical studies Following intravenous treatment in rabbits, ear vein tissue sections were scored for severity of symptoms (0 to 3 scale - no observable event to marked severity). Toxicity score represents the summation of scores from seven separate vein sections/rabbit. Cumulative Toxicity Score

17 ANX-530 Preclinical Results Pharmacokinetics Source: Cantwell, MJ, Robbins, JM, Chen, AX; A novel emulsion formulation of vinorelbine attenuates venous toxicity while maintaining antitumor efficacy; AACR 2006 n= 12/group Pharmacokinetics statistically equivalent for ANX-530 in a rat pK model

19 ANX-530 exhibits statistically equivalent antitumor activity compared to Navelbine in a mouse xenograft model ANX-530 Preclinical Results Breast Tumor Xenograft Dose level = 8 mg/kg (24 mg/m2 human equivalent dose), qdx6 intravenous treatment n=12 (saline group); n=6/group (Navelbine & ANX-530 groups) Saline Vinorelbine ANX- 530 Day 28 Excised Tumors Similar results observed in a lung tumor model in mice

21 ANX-530 Registrational Bioequivalence Clinical Study Clinical Design: Open Label, Crossover comparison of ANX-530 and Navelbine Dosing Regimen: Crossover study design, beginning with either a single dose of ANX-530 (30mg/m2) administered via a 10 min. infusion in the first week, and a single dose of Navelbine (30mg/m2) administered via a 10 min. infusion in the following week (or vice versa) Primary Objective: Demonstrating pharmacokinetic equivalence of ANX-530 and Navelbine Secondary Objective: Determining the safety of a single dose of ANX-530 Study Population: 31 patients with various advanced cancers Clinical Sites: 7 (South America)

23 Primary endpoint met in registrational bioequivalence clinical study of ANX-530 ANX-530 Registrational Bioequivalence Clinical Study Positive Results Statistically equivalent pharmacokinetics observed between ANX-530 and Navelbine

25 ANX-530 and Navelbine are considered to have equivalent pharmacokinetics if the upper and lower bounds of the AUC ratio's and the Cmax ratio's 90% confidence interval ranged from 80 to 125% ANX-530 Registrational Bioequivalence Clinical Study Positive Results

27 In Post-hoc Analyses ANX-530 Demonstrates Statistically Significant Reduction in Injection Site Reactions ANX-530 Registrational Bioequivalence Clinical Study Positive Safety Results ANX-530 Navelbine P value Injection Site Reactions 1 9 <0.01 Infusion Site Phlebitis 1 7 0.03 Infusion Site Irritation 0 1 - Infusion Site Pruritis 0 1 - Injection site reactions consist of all grades of investigator-reported phlebitis, irritation and pruritus, in each case at the site of injection. Adverse events were graded based on the investigator's assessment of severity. Safety data published in the 2008 Proceedings of the American Society of Clinical Oncology (ASCO)

29 Vinorelbine Market Source: IMS Health Generic Vinorelbine Unit Sales (2004-2007) Global annual sales in excess of $200M

31 Vinorelbine Market Growth Opportunity 1. ANITA Study, Lancet Oncology 7:719-727, 2006 2. JBR.10 Study, New England Journal of Medicine 352:258902597, 2005 Two independent clinical studies demonstrated that vinorelbine + cisplatin prolongs survival in patients with completely resected NSCLC1,2 Potential for increased use of vinorelbine in the adjuvant setting

33 33 ANX-530 Key Milestones ? ? 2008 2009 Present PK Results from ANX-530 Registrational Bioequivalence Study at AACR Announce Safety Results from ANX-530 Registrational Bioequivalence Study at ASCO Submit and Plan to Present Safety Results from ANX-530 Registrational Bioequivalence Study Breast Cancer Patient Subset at the San Antonio Breast Cancer Symposium Submit U.S. New Drug Application (NDA) FDA Acceptance of NDA for Filing Approval of NDA Market Launch

35 35 ANX-514 (docetaxel emulsion) Docetaxel (Taxotere(r)) is an injectable chemotherapeutic agent approved for the treatment of breast, non-small cell lung, prostate, head and neck & gastric cancers One of the top-selling anti-cancer agents in the world, with sales in 2007 totaling approx $2.9 billion Taxotere has certain side effects and limitations Formulated with polysorbate 80, a toxic detergent Can cause acute hypersensitivity reactions Patients must be pre-medicated to address these reactions; premedication with steroids has side effects Administration and compatibility limitations Stability limitations ANX-514 is a novel formulation of docetaxel, formulated without polysorbate 80 or other detergents and is designed to reduce the incidence and severity of hypersensitivity reactions

37 FDA affirmed 505(b)(2) clinical/regulatory path Patient enrollment in registrational bioequivalence clinical study of ANX- 514 initiated Preclinical testing with ANX-514 indicated reduced hypersensitivity reactions without impact on pharmacokinetics or anti-tumor activity when compared to Taxotere Improved administration and compatibility with common supplies as well as improved stability Potential 2 year lead time over generic Taxotere Docetaxel patent expires May 14, 2010 Taxotere patents expire July 3, 2012 Market research indicates a preference for a docetaxel formulation that reduces hypersensitivity reactions 37 ANX-514 (docetaxel emulsion) ANX-514 is a novel formulation of docetaxel, formulated without polysorbate 80 or other detergents and is designed to reduce the incidence and severity of hypersensitivity reactions

39 ANX-514 Preclinical Results Plasma Histamine Levels Dose Level = 1 mg/kg. Duration of Infusion = 5 minutes. Crossover Study Design. (n= 4 animals per group) ADVENTRX data on file Statistically lower hypersensitivity observed following ANX-514 administration compared to Taxotere in an animal model

41 ANX-514 Preclinical Results Blood Pressure Changes Systolic blood pressure drops following Taxotere treatment compared to ANX-514 in an animal model Dose Level = 1 mg/kg. Duration of Infusion = 5 minutes. Crossover Study Design. (n= 4 animals per group) ADVENTRX data on file

43 Taxotere induces statistically significant increase in serum complement activation compared to ANX-514 ANX-514 Preclinical Results Complement Activation n = 10 normal human donor serum samples

45 Taxotere ANX-514 AUC 358 354 Cmax 374 739 ANX-514 Preclinical Results Pharmacokinetics Pharmacokinetics statistically equivalent for ANX-514 in two separate animal models n = 4 animals/group n = 6 animals/group Taxotere ANX-514 AUC 242 246 Cmax 183 157

47 ANX-514 exhibits statistically equivalent antitumor activity compared to Taxotere in a mouse xenograft model ANX-514 Preclinical Results Breast Tumor Xenograft Dose level = 10 mg/kg (30 mg/m2 human equivalent dose), q3dx4 intravenous treatment; n=12 (saline group); n=6 (Taxotere & ANX-514 groups) Day 25 Excised Tumors Similar results observed in liver and sarcoma tumor xenograft models in mice

49 Docetaxel Market Worldwide Taxotere market approx $2.9 billion in 2007 U.S. Sales of ~ $920 Million Source: Sanofi Aventis

51 51 ANX-514 Key Milestones ? 2008 Initiate Patient Enrollment in Registrational Bioequivalence Study Complete Patient Enrollment in Registrational Bioequivalence Study Announce PK Results from Registrational Bioequivalence Study Approval of NDA Market Launch 2010 Submit and Plan to Present PK and Safety Results from Registrational Bioequivalence Study at Oncology Conferences Submit U.S. New Drug Application (NDA) FDA Acceptance of NDA for Filing

53 Leucovorin/Isovorin(r) is a folate-based biomodulator that can be used to enhance the anti-cancer effect of 5-FU chemotherapy or to protect healthy cells from chemotherapy Indicated for use in metastatic colorectal and other cancers as well as in high dose methotrexate rescue Global market in excess of $500 million Leucovorin has several limitations Requires multiple metabolic steps to become the active form of folate Commonly administered as a 2 hour infusion 53 ANX-510, CoFactor(r) CoFactor is a folate-based biomodulator designed to replace leucovorin as the preferred method to enhance the activity and reduce the associated toxicity of the widely used cancer chemotherapeutic agent 5-FU

55 55 ANX-510 (CoFactor) CoFactor is a folate-based biomodulator designed to replace leucovorin as the preferred method to enhance the activity and reduce the associated toxicity of the widely used cancer chemotherapeutic agent 5-FU CoFactor directly delivers the active form of folate CoFactor can be administered within minutes as opposed to hours Two clinical trials & preclinical studies have demonstrated superior efficacy & reduced toxicity against historical comparison when 5-FU was administered as a bolus

57 57 CoFactor Clinical Development Finishing and collecting data from four CoFactor clinical trials Preliminary data from Phase 2 clinical trial of CoFactor in advanced breast cancer, in which 5-FU was administered as a bolus; Results relating to overall survival in Phase 2b clinical trial of CoFactor in first-line metastatic colorectal cancer, in which 5-FU was administered as an infusion; Available interim data from discontinued phase 3 clinical trial of CoFactor in first-line metastatic colorectal cancer, in which 5-FU was administered as a bolus; and Data from a CoFactor pharmacokinetic bridging study. On track to provide update on CoFactor program mid-2008

59 Leucovorin/Isovorin Market Sources: IMS Health, Oncology, Inc. * all intravenous and oral forms included Global Market > $500M for Leucovorin & Calcium Levofolinate (l-Lv)*

61 61 CoFactor Key Milestones 2008 Announce Results Relating to the Primary Endpoint from CoFactor Phase 2 Breast Cancer study at ASCO Analyze Results Relating to Overall Survival from CoFactor Phase 2b mCRC study Provide Update on CoFactor Program Analyze Results from CoFactor Pharmacokinetic Bridging Study Analyze Available Results from CoFactor Phase 3 mCRC study

63 63 Evan M. Levine, Chief Executive Officer & President, Director Brown Simpson Asset Management; Dillon Read; Hambrecht & Quist Mark N. K. Bagnall, C.P.A., Chief Financial Officer Metabolex Inc.; Metrika, Inc.; Progenitor, Inc.; Somatix Therapy Corp.; Hana Biologics, Inc. Joan M. Robbins, Ph.D., Chief Scientific Officer Immusol; Chiron; NCI/NIH Laboratory of Tumor Immunology & Biology Brian M. Culley, M.S., M.B.A., Chief Business Officer Immusol; UCSD Technology Transfer and Intellectual Property Dept.; Neurocrine Biosciences Joachim P. H. Schupp, M.D., Vice President, Medical Affairs ProSanos Corp.; Novartis AG; CIBA-GEIGY AG Patrick L. Keran, J.D., General Counsel Isis Pharmaceuticals; Heller Ehrman; Brobeck, Phleger & Harrison Mark J. Cantwell, Ph.D., Vice President, Research & Development Tragen Pharmaceuticals; UCSD Mark Erwin, Vice President, Commercialization Centric Health Finance, LLC ;Ligand Pharmaceuticals; IDEC Pharmaceuticals Michele L. Yelmene, Vice President, Regulatory Affairs Perlan Therapeutics, Genzyme Corp., Mallinckrodt Jose R. Hechavarria, Vice President, Manufacturing HechTech Pharma Consult; Bristol Myers Squibb; DuPont Pharmaceuticals. ADVENTRX Team

65 ADVENTRX Board of Directors Jack Lief, Chairman President, CEO, Cofounder and Director, Arena Pharmaceuticals Evan M. Levine Chief Executive Officer & President, ADVENTRX Pharmaceuticals Mark N. K. Bagnall, C.P.A. Chief Financial Officer & Executive Vice President, ADVENTRX Pharmaceuticals Alex J. Denner, Ph.D. Icahn Partners LP, Icahn Partners Master Fund LP; Director, ImClone Systems Michael M. Goldberg, M.D. Partner, Montaur Capital Partners Mark J. Pykett, V.M.D., Ph.D. President and COO, Alseres Pharmaceuticals Inc.; Cofounder, Cytomatrix Eric K. Rowinsky, M.D. Chief Medical Officer, ImClone Systems Inc.

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